UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100

Costa Mesa, California 92626

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     Appointment of Director.

On October 15, 2018, Ms. Nayaki Nayyar was appointed as a member of the Board of Directors (the “Board”) of Veritone, Inc. (the “Company”). The Board appointed Ms. Nayyar to fill the vacancy in Class II of the Board. As a Class II director, Ms. Nayyar will serve on the Board for an initial term expiring at the Company’s 2019 annual meeting of stockholders. The Board has not made any determinations as to the appointment of Ms. Nayyar to any committees of the Board at this time.

The vacancy on the Board had been created by the resignation of Frank E. Walsh III on August 24, 2018. Pursuant to the Voting Agreement entered into among the Company, Acacia Research Corporation (“Acacia”) and certain other stockholders in August 2016, Acacia had the right to nominate a director to fill such vacancy, and Acacia has approved the appointment of Ms. Nayyar.

For her service on the Board, Ms. Nayyar will receive the regular cash compensation paid and equity compensation awarded by the Company to non-employee directors as described under the heading “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 1, 2018 in connection with its 2018 Annual Meeting of Stockholders. In addition, the Company has entered into a Director and Officer Indemnification Agreement with Ms. Nayyar, effective October 15, 2018, in substantially the form previously filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1/A (No. 333-216726) filed with the Securities and Exchange Commission on April 28, 2017.

A copy of the press release issued by the Company announcing the appointment of Ms. Nayyar as a director is attached to this report as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press release issued by the Company dated October 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2018	VERITONE, INC.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel and Secretary